Exhibit 99.3

Employee FAQ

1.	What was announced?

•	We announced that Theravance Biopharma has agreed to be acquired by Zymeworks.

•	This transaction is the culmination of a comprehensive strategic review process conducted by the Company's Strategic Review Committee and Board of Directors, which considered a broad range of strategic alternatives.

•	We believe this agreement recognizes the value of Theravance Biopharma’s assets, while delivering immediate cash to shareholders and preserving the opportunity to benefit from future outcomes related to ampreloxetine through the contingent value right, or CVR.

2.	Why did Theravance Biopharma enter into this transaction? Why now?

•	After evaluating a broad range of strategic alternatives, the Strategic Review Committee and Board of Directors determined that this transaction achieves the greatest value for Theravance Biopharma shareholders.

•	We are confident that this agreement also provides the best path forward to support the continued growth of YUPELRI and build on our strong foundation.

3.	Who is Zymeworks? Why is this a good fit for Theravance Biopharma?

•	Zymeworks is a global biotechnology company headquartered in Vancouver.

•	Zymeworks manages a portfolio of licensed healthcare assets and is developing a diverse pipeline of novel, multifunctional biotherapeutics to improve the standard of care for difficult-to-treat diseases, including cancer, inflammation, and autoimmune disease.

•	Importantly, Zymeworks shares our belief in the long-term potential of YUPELRI, and is committed to supporting the continued growth of the franchise.

4.	What is a CVR?

•	A CVR allows shareholders to receive additional payment if certain events or milestones occur.

•	In this case, Theravance Biopharma shareholders will receive a CVR entitling them to 80% of net proceeds realized from any future license, divestiture or other monetization of ampreloxetine over the next ten years, with the remaining 20% to Zymeworks.

5.	What does this mean for employees? Does this impact my day-to-day responsibilities?

•	Today’s announcement is just the first step in the process of Theravance Biopharma becoming part of Zymeworks.

•	Until the transaction closes, Theravance Biopharma remains an independent company and it is business as usual.

•	Please remain focused on the important work you do every day so that we can continue supporting our patients and partners.

•	Over the coming months, leaders from both companies will work together to determine how to best bring our two organizations together.

•	We will keep you updated as we work through this process.

6.	Will there be layoffs as a result of this transaction?

•	This announcement is just the first step in the process of Theravance Biopharma becoming part of Zymeworks, and there are many decisions that still need to be made.

•	Over the coming months, leaders from both companies will work together to determine how to best bring our two organizations together.

•	We will keep you updated as we work through this process.

7.	Will there be any changes to employee compensation or benefits?

•	There are no immediate changes to employee compensation or benefits.

•	Until the transaction closes, we will remain a separate, independent company and it is business as usual.

•	We will keep you informed as we move forward.

8.	What will happen to Theravance Biopharma’s leadership team?

•	Decisions regarding the leadership team will be made as part of the integration planning process in the coming months.

•	For now, the entire leadership team is focused on completing the transaction and positioning YUPELRI for continued growth and success as part of Zymeworks.

9.	I own Theravance Biopharma stock. What will happen to my shares?

•	Each ordinary share of Theravance Biopharma stock that you own that is issued and outstanding immediately prior to the closing of the Transaction will be cancelled and cashed out for the Per Share Consideration (as defined below).

•	You will also be entitled to receive one CVR for each such share.

10.	I hold Theravance Biopharma stock options and restricted stock units (“RSUs”). What will happen to my stock options and RSUs? Also, if I hold awards that were granted as performance-based restricted stock units that are no longer subject to performance-based vesting conditions (“PSUs”), how will they be treated in connection with the transaction?

•	Stock options and RSUs that are outstanding as of immediately before the transaction’s closing (the “closing”), whether vested or unvested, will be canceled and cashed out at the closing for a cash amount and CVRs, as discussed below.

•	Specifically, for each stock option, the cash amount will be equal to (A) the excess, if any, of $17.00 (the “Per Share Cash Consideration”) minus the per share exercise price of the option, multiplied by (B) the number of shares underlying the outstanding and unexercised portion of the option, provided that stock options that have an exercise price that exceeds the Per Share Cash Consideration (“Underwater Options”) will be cancelled without consideration.

•	For RSUs (and PSUs that are no longer subject to performance-based vesting conditions but remain subject to time-based vesting), this cash amount will be equal to (A) the Per Share Cash Consideration multiplied by (B) the number of shares underlying the outstanding portion of the award.

•	For each share underlying an outstanding award that is not an Underwater Option, whether vested or unvested, you will also be entitled to one CVR, which represents the right to receive certain payment amounts pursuant to the terms of a CVR Agreement. Please see FAQ #4 for additional details regarding CVRs.

•	All cash amounts payable to you will be subject to applicable deductions and withholdings.

11.	What should I tell healthcare providers, partners or other stakeholders who ask me about this announcement?

•	You should tell them that Theravance Biopharma and Zymeworks remain separate companies, and that it is business as usual until the transaction closes.

•	We remain committed to supporting patients just as we do today.

12.	When is the transaction expected to close?

•	The transaction is expected to close in the second half of 2026, subject to shareholder approval and customary closing conditions.

•	Until then, Theravance Biopharma and Zymeworks will continue to operate as separate and independent companies, and it is business as usual.

13.	What should I do if I am contacted by outside parties about the transaction?

•	It is important that we speak with one voice.

•	Consistent with company policy, if you receive any inquiries from members of the media, investors or the analyst community, please do not respond, and instead forward the inquiry to investor.relations@theravance.com.

14.	When will I receive additional information on this transaction? Who can I speak to if I have additional questions?

•	If you have any questions, please send them to the HR team.

•	We will continue to keep you informed as we move forward.

Important Additional Information and Where to Find It

In connection with the proposed transaction involving Theravance Biopharma, Inc. (the “Company”) and Zymeworks Inc. (“Parent”), the Company intends to file a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”). The Definitive Proxy Statement and proxy card will be delivered to the shareholders of the Company in advance of the extraordinary general meeting relating to the proposed transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF THE COMPANY AND PARENT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about the Company and Parent, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company and Parent will make available free of charge at the Company’s website at https://investor.theravance.com/sec-filings and at Parent’s website at https://ir.zymeworks.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in its definitive proxy statement for the 2026 annual meeting of shareholders, which was filed with the SEC on April 28, 2026, including under the headings “Proposal One: Election of Directors,” “Proposal Three: Advisory Vote on Executive Compensation,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct and indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.theravance.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve risks, uncertainties, and assumptions. All statements in this report, other than statements of historical facts, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans, intentions, designs, expectations, and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events or our future financial performance, are based on assumptions, projections, estimates, expectations and beliefs, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, but not limited to, (i) the approval of the Company’s shareholders for the proposed transaction, which may be delayed or may not be obtained, (ii) when the contingent consideration under the CVR Agreement will become payable, if at all, (iii) the risks inherent in the drug development process, including whether the development of the compound subject to the CVR Agreement will be commercially successful, (iv) the risk that the expected benefits of the proposed transaction will not be realized, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (vi) any competing offers or acquisition proposals for the Company, (vii) the possibility that various conditions to the consummation of the proposed transaction may not be satisfied or waived and (viii) unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and competitors to the announcement of the proposed transaction, including with respect to the Company’s collaboration with Viatris, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction and (ix) risks related to potential restructuring activities in connection with the proposed transaction, including disruptions to the Company’s recognition or utilization of certain tax attributes. The actual financial impact of the proposed transaction may differ from the expected financial impact described in this communication. In addition, the compounds described in this communication are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this communication should be evaluated together with the many uncertainties that affect the Company’s business, particularly the risk factors discussed in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” and Parent’s business, particularly the risk factors discussed in Part I, Item 1A of Parent’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” as well as other documents that may be filed by the Company or Parent from time to time with the SEC. Neither the Company nor Parent undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made.